EXHIBIT NO. 10(I)(B)(1)

Int. Cl.:12

Prior U.C. Cls.: 19, 21, 23, 31, 35 and 44
                                                              Reg. No. 1,961,236
United States Patent and Trademark Office               Registered Mar. 12, 1996
-----------------------------------------               ------------------------

                                    TRADEMARK
                               PRINCIPAL REGISTER


LA COMPAGNIE ULTRA-CLAIR INC.
(CANADA CORPORATION)
8425 GRENACHE STREET
VILLE D'ANJOU, QUEBEC HIJ  1C7, CANADA

   FOR: LAND VEHICLE PARTS,  NAMELY  DISPENSING  UNITS
FOR  WINDSHIELD  CLEANING  FLUIDS,  IN  CLASS 12 (U.S.
CLS. 19, 21, 23, 31, 35 AND 44).
    PRIORITY   CLAIMED  UNDER  SEC.  44(D)  ON  CANADA
APPLICATION  NO.  706411.  FILED  6-5-1992,  REG.  NO.
707411, FILED 6-3-1994, EXPIRES 6-3-2009.


     NO  CLAIM IS MADE TO THE  EXCLUSIVE  RIGHT TO USE
"LAVE-VITRE",  APART FROM THE MARK AS SHOWN.


    THE  ENGLISH   TRANSLATION  OF   "LAVE-VITRE"   IS
"WINDSHIELD   WASHER",   THE  ENGLISH  TRANSLATION  OF
"CLAIR" IS "CLEAR".


         SER. NO. 74-299,941, FILED 7-30-1992.

DARREN COHEN, EXAMINING ATTORNEY




[GRAPHIC OMITTED]


(ULTRA CLEAR Graphic here)


[GRAPHIC OMITTED]